Exhibit 99.1

PMFG, Inc. Brean Murray, Carret & Co. 2010 Global Resources & Infrastructure Conference Zurich, Switzerland June 14, 2010 (Parent Company of Peerless Mfg. Co.)

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact contained in this presentation are forward-looking statements. These forward-looking statements include statements that reflect the current views of our senior management with respect to our financial performance and future events with respect to our business and our industry in general. Statements that include the words "expect," "intend," "plan," "believe," "project," "forecast," "estimate," "may," "should," "anticipate" and similar statements of a future or forward-looking nature identify forward-looking statements. Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to, the following: (1) changes in the economy generally or in the markets in which we operate, including the power generation, natural gas infrastructure and petrochemical and processing industries; (2) changes in the price, supply or demand for natural gas; (3) changes in current environmental legislation; (4) increased competition; (5) changes in our ability to conduct business outside the United States, including changes in foreign laws and regulations; (6) decreased demand for our products; (7) risks associated with our recent acquisition of Nitram Energy, Inc., including the integration of Nitram's operations with those of the Company and the significant indebtedness that we incurred in connection with this acquisition; (8) the effects of U.S. involvement in hostilities with other countries and large-scale acts of terrorism, or the threat of hostilities or terrorist acts; (9) the effects of natural disasters; and (10) loss of the services of any of our senior management or other key employees. Other important information regarding factors that may affect the Company's future performance is included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2009 and other public reports that the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of other events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material. PMFG, Inc. 2

Leading provider of custom-engineered systems and products designed to help ensure that the delivery of energy is safe, efficient and clean Company Overview PMFG, Inc. 3

PMFG, Inc. Business Structure & Marketing Size 4 (In Millions) Management's estimate based on served markets.

Refining and Petrochemical Processing Power Generation Natural Gas Infrastructure Industries We Serve Specialty markets in Marine, Steam Assisted Gravity Drainage(SAGD), and other Industrial sectors PMFG, Inc. 5

Natural Gas Industry Our solutions serve customers in all parts of the natural gas delivery chain from producers and gatherers to end users. PMFG, Inc. 6

US Natural Gas Pipeline Expansions Planned 2008-2010 Growth in natural gas production, processing, storage and distribution infrastructure Rapid growth of energy infrastructure expected in developing countries New shale gas and offshore gas needs infrastructure to get to market Market Drivers Source: FERC World Natural Gas Production 2005-2030 Market Statistics Source: EIA, June 2008 Worldwide natural gas consumption is expected to grow 52% from 2005 to 2030 Approximately $108+ billion of new investment in pipeline assets by 2030 U.S. natural gas pipeline consists of over 300,000 miles of pipelines in the lower 48 states (Source: EIA) Our Industry - Natural Gas Infrastructure PMFG, Inc. Notes: Sources: Energy Information Administration, and ICF International submission to INGAA Foundation 7

8 PMFG, Inc. Electrical Generation

Rapid growth expected in emerging markets (India, China, Middle East) Increased environmental awareness spurring change in energy choice. Shift to more Natural Gas generation. New approaches to power generation and transmission of electricity Replacement of older less efficient coal plants PMFG has solutions for 86% of the expected capacity expansion in the U.S. through 2035. New environmental regulations Ozone NOx CO2 Market Drivers Our Industry - Power Generation PMFG, Inc. 9

Power Generation Industry Natural Gas Power Generation Nuclear Power Generation Peaker Power Generation PMFG, Inc. 10

Blue Chip Customer Base PMFG, Inc. 11 OEM Direct (End User) EPC Contractor Value Proposition Engineering Expertise Quality Performance Service Relationship Delivery Dependability Quality Technical Support Service Financial Strength Geographically diversified customer base No dependence on any one single customer or group of customers Backlog at 03/31/10 was $88 million

Highly tailored sales and marketing effort - channels: Independent sales reps (~60 worldwide) Internal sales force Distributors Recently strengthened regional sales capabilities Contract wins in Saudi Arabia, China, and Latin America Global Expansion 12 PMFG, Inc. United States Western Europe Asia Canada - Manufacturing Facility In China (40,000 sq. ft.) - Sales, Eng. & Admin. facility in Singapore - Licensees in India and Japan - Sales Facility In Canada - 8 Facilities (Executive Offices, Manufacturing, Admin. and Sales) - Sales, Eng. & Admin. Facility in U.K. - Licensees in Germany and France Middle East - Regional Sales Office in Qatar

Current Position Years in Industry Peter Burlage Chief Executive Officer 18 Hank Schopfer Chief Financial Officer Sean McMenamin V.P. - Manufacturing 20 David Taylor V.P. - Business Development & Asia/Pacific Operations 20 Jon Segelhorst V.P. - Sales & Marketing 1 Melissa Beare V.P. & General Counsel 3 Officer Prior Experience Experienced Management Team With an average industry experience of 15 years, we believe our management team has the ability to identify, pursue and succeed in taking advantage of opportunities in our target markets. Warren Hayslip Chief Operating Officer 25 PMFG, Inc. 18 13

14 PMFG, Inc. Competitive Landscape

Invest in engineering talent and technical expertise Offer more complete systems to customers Enhance pursuit of high-growth international markets Pursue selective acquisitions Expand technology and product offerings to better meet customer needs Improve manufacturing processes to be more competitive globally Growth Strategy PMFG, Inc. 15

Financial Overview PMFG, Inc. 16

Selected Summary Financial Metrics (Fiscal Year Ending June 30th) - Gross Margin - - Backlog - - Total Debt / Cap Ratio - 17 PMFG, Inc. Fiscal Year

FY 2010 - 9 Months YTD Income Statement PMFG, Inc. 18

Balance Sheet (Condensed) PMFG, Inc. 19

Cash Flows (Condensed) PMFG, Inc. 20

Cash Flows (Condensed) PMFG, Inc. 21

Convertible Preferred Stock Accounting PMFG, Inc. 22

Sale of Common Stock - 03/03/2010 PMFG, Inc. 23

Investment Highlights Favorable Market Trends Growth in worldwide natural gas infrastructure New capacity needs for power generation globally Increasing environmental regulations Recent Activity Suggests Sector in Initial Recovery Increasing backlog ($88MM at 03/31/10) Recent Investments Position PMFG Well for Recovery Diverse set of product and system offerings Established manufacturing plant in China and strengthened regional sales capabilities Improved Financial Profile - Generating Cash and Reducing Debt Seasoned Management Team With Ability to Further Drive Strategic Consolidation 24 PMFG, Inc.

Thank you. PMFG, Inc. 25 Mr. Henry G. Schopfer, Chief Financial Officer PMFG, Inc. 14651 North Dallas Parkway, Suite 500 Dallas, Texas 75254 Phone: (214) 357-6181 Fax: (214) 351-4172 www.peerlessmfg.com